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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

       Date of Report (Date of earliest event reported): FEBRUARY 4, 1998


                   MINNESOTA MINING AND MANUFACTURING COMPANY
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             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-3285                    41-0417775
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(State of Incorporation)       (Commission file number)       (I.R.S. Employer
                                                             Identification No.)



          3M CENTER
          ST. PAUL, MINNESOTA                                     55144-1000
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(Address of principal executive offices)                          (Zip Code)



                                 (612) 733-1110
                         -------------------------------
                         (Registrant's telephone number)

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ITEMS 1-4.    NOT APPLICABLE.

ITEM  5.      OTHER EVENTS.

         Minnesota Mining and Manufacturing Company's ("3M") Annual Report on Form 10-K for the fiscal year ended December 31, 1996 discloses that as of that date 3M's long-term debt was rated Aaa and AAA by Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Corporation ("S&P"), respectively. On February 4, 1998, Moody's lowered its assigned rating to Aa1, and on February 10, 1998, S&P lowered its assigned rating to AA. The ratings of Aaa and Aa are the highest and second highest rating categories, respectively, that Moody's assigns to such debt (the modifier "1" indicates that the debt ranks in the higher end of the Aa rating category); the ratings of AAA and AA are the highest and second highest rating categories, respectively, that S&P assigns to such debt. (The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within a major rating category.) Publications of Moody's indicate that it assigns the Aa rating to debt securities that are judged to be of high quality by all standards and are considered high grade bonds; the margins of protection for such debt, however, may not be as large as the best debt securities or there may be other elements present which make long term risk somewhat higher than the highest rated debt securities. Publications of S&P indicate that an obligor rated AA has very strong capacity to meet its financial commitments. It differs from the highest-rated obligors only in a small degree. The downgrade in ratings is based on the outlook for continued growth in leverage at 3M resulting from management's decision to alter 3M's capital structure through increased share repurchases and debt issuances.

         3M has not requested a rating on its long-term debt by any agency other than S&P and Moody's. However, there can be no assurance as to whether any other rating agency will rate 3M's debt securities or, if one does, what rating would be assigned by such rating agency. A rating by another rating agency, if assigned at all, may be lower than the ratings assigned by S&P and Moody's.

         Each rating should be evaluated independently of any other rating. A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning organization.

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ITEM 6.       NOT APPLICABLE.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS.

              (a) - (b)  Not Applicable.

              (c)  Exhibits Required by Item 601 of Regulation S-K

              EXHIBIT    DESCRIPTION
              -------    -----------

              1.1 Underwriting Agreement among Minnesota Mining and Manufacturing Company, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., J.P. Morgan Securities Inc. and Morgan Stanley & Co. Incorporated, dated February 11, 1998.

              4.1        Form of 6 3/8% Debentures due 2028.



ITEMS 8-9.    NOT APPLICABLE.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            MINNESOTA MINING AND
                                            MANUFACTURING COMPANY

Dated:  February 18, 1998                   By:      /s/ Janet L. Yeomans
                                               ---------------------------------
                                               Janet L. Yeomans
                                               Vice President and Treasurer

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                                  EXHIBIT INDEX

EXHIBIT     DESCRIPTION                                        METHOD OF FILING
-------     -----------                                        ----------------

1.1         Underwriting Agreement among Minnesota Mining      Electronic
            and Manufacturing Company, Merrill Lynch,          Transmission
            Pierce, Fenner & Smith Incorporated, Goldman,
            Sachs & Co., J.P. Morgan Securities Inc. and
            Morgan Stanley & Co. Incorporated, dated
            February 11, 1998.

4.1         Form of 6 3/8% Debentures due 2028.                Electronic
                                                               Transmission